EXHIBIT 99.3

THE SERVICEMASTER COMPANY
QUARTERLY BUSINESS SEGMENT DISCLOSURES FOR 2002 AND 2001

(in thousands)                                                       2002
                               --------------------------------------------------------------------------------

                                   First           Second           Third           Fourth            Full
                                  Quarter         Quarter          Quarter          Quarter           Year
                               -------------   --------------   --------------   -------------   --------------

Operating Revenue:
TruGreen                          $ 229,143        $ 434,279        $ 418,715       $ 290,847      $ 1,372,984
Terminix                            220,273          256,652          235,414         212,045          924,384
American Home Shield                 85,916          116,440          121,639          99,531          423,526
ARS/AMS                             165,091          192,079          192,721         169,001          718,892
Other Operations                     33,840           35,487           42,172          37,804          149,303
                               -------------   --------------   --------------   -------------   --------------
Total Operating Revenue           $ 734,263      $ 1,034,937      $ 1,010,661       $ 809,228      $ 3,589,089
                               =============   ==============   ==============   =============   ==============

Operating Income:
TruGreen                            $ 6,524         $ 67,920         $ 76,204        $ 20,587        $ 171,235
Terminix                             37,936           44,289           25,359          19,857          127,441
American Home Shield                  3,355           17,834           19,715           6,986           47,890
ARS/AMS                              (2,886)          10,191            7,736           2,301           17,342
Other Operations                     (5,233)          (5,558)          (4,019)         (7,762)         (22,572)
                               -------------   --------------   --------------   -------------   --------------
Total Operating Income             $ 39,696        $ 134,676        $ 124,995        $ 41,969        $ 341,336
                               =============   ==============   ==============   =============   ==============


                                                                      2001
                               --------------------------------------------------------------------------------

                                   First           Second           Third           Fourth            Full
                                  Quarter         Quarter          Quarter          Quarter           Year
                               -------------   --------------   --------------   -------------   --------------
Operating Revenue:
TruGreen                          $ 229,755        $ 430,065        $ 414,279       $ 294,671      $ 1,368,770
Terminix                            196,788          231,633          212,029         205,003          845,453
American Home Shield                 73,162          100,027          104,297          91,465          368,951
ARS/AMS                             191,172          224,173          215,123         189,709          820,177
Other Operations                     31,984           34,136           35,556          56,418          158,094
                               -------------   --------------   --------------   -------------   --------------
Total Operating Revenue           $ 722,861      $ 1,020,034        $ 981,284       $ 837,266      $ 3,561,445
                               =============   ==============   ==============   =============   ==============

Operating Income:
TruGreen                             $ (458)        $ 61,912         $ 70,145        $ 22,702        $ 154,301
Terminix                             29,925           33,279           19,275          21,446          103,925
American Home Shield                  1,127           10,949            8,726           2,710           23,512
ARS/AMS                               5,269           13,352           13,717           7,640           39,978
Other Operations (2)                 (1,534)          (3,561)          (5,359)       (334,439)        (344,893)
                               -------------   --------------   --------------   -------------   --------------
Total Operating Income             $ 34,329        $ 115,931        $ 106,504      $ (279,941)       $ (23,177)
                               =============   ==============   ==============   =============   ==============


Operating Income - SFAS 142 Proforma (1):
TruGreen                            $ 6,137         $ 68,507         $ 76,744        $ 29,288        $ 180,676
Terminix                             34,307           38,715           24,235          25,722          122,979
American Home Shield                  1,736           11,559            9,374           3,324           25,993
ARS/AMS                               7,488           15,672           16,057           9,993           49,210
Other Operations (2)                   (510)          (2,901)          (4,463)       (333,708)        (341,582)
                               -------------   --------------   --------------   -------------   --------------
Total Operating
  Income -SFAS 142 Proforma        $ 49,158        $ 131,552        $ 121,947      $ (265,381)        $ 37,276
                               =============   ==============   ==============   =============   ==============



(1) Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", eliminates the amortization of goodwill and intangible assets with indefinite lives beginning in 2002. The table above also presents "Proforma" information for 2001 which eliminates amortization expense related to goodwill and intangible assets with indefinite lives, so that these periods are presented on a comparable basis to the 2002 information.

(2) In the fourth quarter of 2001, the Company recorded a pretax charge of $345 million, related primarily to goodwill and asset impairments as well as other items.